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                                                                    Exhibit 10.5

                                    Form of
                           INDEMNIFICATION AGREEMENT
                           -------------------------
                           Carbon Energy Corporation



1.   EFFECTIVE DATE:  October 14, 1999

2.   PARTIES:  Carbon Energy Corporation
               1700 Broadway, Suite 1150
               Denver, CO 80290-1101
               a Colorado corporation ("Corporation")

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               ("*****")

3.  RECITALS/AGREEMENT:

     (a) At the request of the Corporation, ***** currently serves as a director and/or officer (as defined below) of the Corporation.

     (b) ***** has indicated that it was and is a condition of *****'s acceptance and continuing in such service that, among other things, the Corporation agree to (i) indemnify ***** against liabilities, expenses and costs incurred in connection with any claims, suits or proceedings related to *****'s service to or for the Corporation and (ii) advance to him such expenses and costs incurred in connection with such claims, suits or proceedings, all in accordance with, and to the fullest extent permitted by, the Colorado Business Corporation Act.

     (c) The Corporation's Articles of Incorporation and the Colorado Business Corporation Act contemplate that contracts may be made between the Corporation and members of its Board of Directors and officers with respect to indemnification and advancement of expenses and costs.

     (d) In consideration of *****'s acceptance and continuation of service as a director of the Corporation after the date of this Agreement, and in consideration of the mutual covenants stated herein, the parties agree as follows.

4. DEFINITIONS: As used in this Agreement, the following terms have the following meanings:

     (a) Act. The term "Act" means the Colorado Business Corporation Act as it exists on the date of this Agreement and as it may be hereafter amended from time to time. In the case of any amendment of the Colorado Business Corporation Act after the
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date of this Agreement, when used in reference to an act or omission occurring prior to effectiveness of such amendment, the term "Act" shall include such amendment only to the extent that the amendment can apply to a prior act or omission and the amendment permits the Corporation to provide broader indemnification rights than the Colorado Business Corporation Act permitted the Corporation to provide at the date of this Agreement and prior to the amendment.

     (b) Director. The term "director and/or officer" means an individual who is or was a director or an officer, or both, of a corporation or an individual who, while a director and/or officer of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another corporation or other person or of an employee benefit plan. A director or officer is considered to be serving an employee benefit plan at the corporations' request if the director's or officer's duties to the corporation also impose duties on, or otherwise involve services by, the director or officer to the plan or to participants in or beneficiaries of the plan. The term "director and/or officer" includes (i) unless the context requires otherwise, the estate or personal representative of a director or officer and (ii) any broader definition as may be provided in the Act from time to time.

     (c)  Expenses.  The term "expenses" includes counsel fees.

     (d) Liability. The term "liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

     (e) Party. The term "party" includes a person who was, is, or is threatened to be made a defendant or respondent in a proceeding.

     (f) Proceeding. The term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal.

5. AGREEMENT TO INDEMNIFY: The Corporation shall indemnify and hold harmless ***** in accordance with, and to the fullest extent permitted and/or required by, the express provisions of the Act from and against any liability, judgment, penalty, fine (including but not limited to excise taxes with respect to an employee benefit plan), amounts paid in settlement and reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of *****'s counsel, accountants or other experts) actually incurred by ***** in connection with any proceeding in which ***** was or is made a party or was or is involved (for example, as a witness) because ***** is or was a director or an officer of the Corporation.

6. INSURANCE: So long as ***** may be subject to any possible proceeding by reason of the fact that ***** is or was a director or officer of the Corporation, to the extent the Corporation maintains an insurance policy or policies providing directors' and

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officers' liability insurance, ***** shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director or officer of the Corporation.

7. ADVANCES: In the event of any proceeding in which ***** is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by *****, the Corporation shall pay to *****, in accordance with and to the fullest extent permitted and/or required by express provisions of the Act, amounts to cover reasonable expenses incurred by ***** in such proceeding in advance of its final disposition upon (a) receipt by the Corporation of (i) a written affirmation by ***** of *****'s good faith belief that ***** has met any applicable standard of conduct described in the Act and (ii) a written undertaking executed by or on behalf of ***** to repay the advance if it shall ultimately be determined that ***** did not meet such standard of conduct and
(b) the making of a determination on behalf of the Corporation (in the manner prescribed in the Act) that, based on the facts then known to the persons making the determination would not preclude indemnification under the Act. If a requested is made by ***** to the Corporation for advancement of any expenses incurred in connection with any claim, suit or proceeding for which ***** has claimed indemnification under this Agreement, ***** shall furnish to the Corporation satisfactory evidence as to the amount of such expenses. The undertaking required by clause (a) must be an unlimited general obligation of *****, but it need not be secured, and it shall be accepted without reference to the financial ability of ***** to make repayment.

8. BURDEN OF PROOF: If under applicable law, the entitlement of ***** to be indemnified by the Corporation or to receive the advancement of expenses hereunder depends upon whether a standard of conduct has been met, the Corporation shall have the burden of proof of establishing that ***** did not act in accordance with such standard. ***** shall be presumed to have acted in accordance with such standard and to be entitled to indemnification or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that ***** has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by ***** shall be made by the Board of Directors of the Corporation, or such other body or persons as may be permitted by the Act, acting in good faith. For purposes of this Agreement, unless otherwise expressly stated, the termination of any proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption, and is not determinative, that ***** did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

9. NOTICE TO THE CORPORATION: ***** shall notify the Secretary of the Corporation in writing of any matter for which ***** intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by ***** of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by ***** or rights hereunder.

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10.  COUNSEL FOR PROCEEDING:  In the event of any proceeding in which ***** is a party or is involved and which may give rise to a right of indemnification hereunder, the Corporation shall have the right to retain counsel reasonably satisfactory to ***** to represent ***** and any others the Corporation may designate in such proceeding. In any such proceeding, ***** shall have the right to retain *****'s own counsel, but the fees and expenses of such counsel shall be at the expense of ***** unless (a) the retention of such counsel has been specifically authorized by the Corporation; (b) representation of ***** and another party by the same counsel as proposed by the Corporation would be inappropriate, in the reasonable judgment of *****, due to actual or potential differing interests between (as might be the case for representation of both the Corporation and ***** in a proceeding by or in the right of the Corporation);
(c) the counsel retained by the Corporation and satisfactory to ***** has advised *****, in writing, that such counsel's representation of ***** would be likely inappropriate due to actual or potential different interests, whether it be a conflicting, inconsistent, diverse or other interest; or (d) the Corporation shall fail to retain counsel for ***** in such proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering the liability which is the subject of a proceeding and is entitled to retain counsel for the defense of such proceeding, then the insurance carrier shall retain counsel to conduct the defense of such proceeding unless ***** and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any proceeding effected without its written consent. The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on ***** without *****'s prior written consent. Consent to a proposed settlement of any proceeding shall not be unreasonably withheld or delayed by either the Corporation or *****.

11. ENFORCEMENT: The Corporation acknowledges that ***** is relying upon this Agreement in serving as a director and/or officer of the Corporation, as well as any serving in the future in any capacity as a director and/or officer of the Corporation. If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within 30 days after a written claim has been received from ***** by the Corporation, ***** may at any time bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such suit, ***** shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not ***** has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation of the Act). Further, the Corporation shall indemnify ***** from and against any and all expenses (including attorneys' fees) and, if requested by *****, shall (within 10 business days of such request) advance such expenses to *****, which are incurred by ***** in connection with any claim asserted against or suit brought by ***** for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether ***** is unsuccessful in whole or in part in such claim or suit.

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12.  PROCEEDINGS BY *****:  The Corporation shall indemnify ***** and advance expenses to ***** in connection with any proceeding (or part thereof) initiated by ***** only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

13. NONEXCLUSIVITY: The rights of ***** for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which ***** may be entitled under any applicable law, the Corporation's Articles of Incorporation or Bylaws, vote of stockholders or otherwise.

14.  MISCELLANEOUS:

     (a)  Effectiveness.  This Agreement is effective for, and shall apply to,
(i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has actually been brought prior to the date of this Agreement and (ii) any proceeding which is threatened before, on or after the date of this agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

     (b) Survival; Continuation. The rights of ***** hereunder shall inure to the benefit of ***** (even after ***** ceases to be a director or officer), *****'s personal representative, heirs, executors, administrators and beneficiaries; and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of ***** under this Agreement shall continue so long as ***** may be subject to any possible proceeding because of the fact that ***** was a director or officer of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

     (c) Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

     (d) Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplished the objectives of the provision as originally written and to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

     (e) Amendment. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and
*****.

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     (f)  Subrogation.  In the event of payment under this Agreement the
Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of *****, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

     (g) Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

     (h) Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

     The parties have executed this Agreement as of the effective date first above stated.


CARBON ENERGY CORPORATION                   [*****]



By:
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     Patrick R. McDonald
     President

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                                 SCHEDULE 10.5
                                 -------------

     As of October 14, 1999, the following persons have entered into Indemnification Agreements with Carbon Energy Corporation, the form of which is attached as Exhibit 10.5, issued in the 1999 Exchange Offer:

     Patrick R. McDonald

     Kevin D. Struzeski

     David H. Kennedy

     Lambros J. Lambros

     Bryan H. Lawrence

     Peter A. Leidel

     Harry A. Trueblood, Jr.